UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7512

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	04/30/04

SSL-DOCS2 70134233v1

FORM N-CSR

Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
13	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Premier
Worldwide Growth Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Worldwide Growth Fund, Inc. covers the six-month period from November 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund’s sub-investment adviser.

Positive economic data continued to accumulate in many of the world’s developed and emerging markets during the reporting period. Recovering economies in China and the United States have led to better business conditions for many exporters, including suppliers of energy products and raw materials used in manufacturing.At the same time, relatively low interest rates and robust consumer spending have supported most local economies. As a result, companies around the world have generally enjoyed higher earnings and stock prices.

Despite these encouraging developments, we continue to believe that investors should be aware of potential risks that could lead to heightened volatility or a stock market correction. Chief among them, in our view, are a possible acceleration of inflation, an unexpected interruption of global demand for energy and commodities, and the chance that terrorism could cause renewed instability in international markets. As always, we encourage you to speak regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager

Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2004, the fund produced total returns of 8.89% for Class A shares, 8.44% for Class B shares, 8.50% for Class C shares, 9.04% for Class R shares and 8.75% for Class T shares.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), provided an 8.43% total return.2

The global stock market proved to be relatively volatile during the reporting period, gaining value as economies in the United States, Japan and Asia strengthened before declining sharply in April, when concerns over potentially higher U.S. short-term interest rates took their toll.The fund produced slightly higher returns than the MSCI World Index, primarily because its holdings of leading blue-chip companies held up better than the average company during April’s downturn.

What is the fund’s investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times.We focus on purchasing growth stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also pursues a buy-and-hold investment strategy, which is based on remaining fully invested and targeting long-term growth rather than short-term profit. In following this strategy, we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3 During the reporting period, the fund’s portfolio turnover rate was 0%.4

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors influenced the fund’s performance?

During the early part of the reporting period, the fund’s performance lagged that of the MSCI World Index as smaller, lower-quality companies continued to post higher returns than the larger, well-established companies in which the fund invests. In this environment, companies in the technology sector and other economically sensitive areas fared better than companies that historically have produced steady, consistent returns in good and bad economic times.

Market sentiment appeared to shift in February 2004, when global investors turned their attention to higher-quality companies that tend to perform well in the later stages of economic recoveries. In March, terrorism in Madrid briefly derailed the market’s renewed preference for higher-quality companies, but the trend resumed in April after the U.S. Department of Labor released statistics showing a dramatic increase in new jobs. Investors became concerned that rising employment and other inflationary pressures might cause the U.S. Federal Reserve Board (the “Fed”) to begin raising short-term interest rates, which could adversely affect companies that export goods and services to the United States.

In this changing market environment, the fund enjoyed particularly robust results from its stock selection strategy in the health care area. For example, multinational pharmaceutical giant Roche Holdings Ltd., ADR announced stronger than expected earnings and appeared to benefit from a relatively productive research and development effort.

The fund also received strong contributions to performance from its energy holdings. Leading integrated oil producers such as Exxon Mobil, BP, ADR and ChevronTexaco benefited from higher oil and gas prices and the appearance of long-dormant inflationary pressures. However, we sold the fund’s position in The Royal Dutch Shell Group due to allegations of mismanagement in the way it estimated oil reserves.

Other holdings supporting the fund’s relative performance during the reporting period included food and tobacco giant Altria Group, luxury good purveyor Christian Dior and diversified media conglomerate News Corp.

A few of the fund’s holdings detracted from its performance. By far the largest negative contribution came from semiconductor manufacturer Intel, whose stock price fell sharply on inventory-related concerns in Asia. Retailer Wal-Mart Stores and U.S. mortgage finance enterprise Fannie Mae also declined during the reporting period when consumer spending and mortgage refinancing activity softened.

What is the fund’s current strategy?

As long-term investors, we have continued to maintain our buy-and-hold approach to investing in some of the world’s largest and most consistently successful companies. Nonetheless, we remain aware of economic conditions, including current expectations that the Fed may begin to raise interest rates sometime this year. In our judgment, dividend-paying companies that have demonstrated an ability to achieve consistent earnings growth in a variety of economic climates, including those characterized by rising short-term interest rates, are likely to command investors’ attention as the economic cycle unfolds.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East.

3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

4	Portfolio turnover rates are subject to change. Portfolio turnover rates alone do not automatically result in high or low distribution levels.There can be no guarantee that the fund will generate any specific level of distributions annually.

The Fund

STATEMENT OF INVESTMENTS
April 30, 2004 (Unaudited)

Common Stocks—97.9%	Shares	Value ($)

Banking—.6%
Fannie Mae	78,625	5,403,110
Basic Materials—1.6%
L’Air Liquide, ADR	400,925	14,182,722
Yara International, ADR	142,400	1,005,943
		15,188,665
Capital Goods—4.1%
Emerson Electric	125,100	7,533,522
General Electric	771,072	23,093,606
Norsk Hydro, ADR	142,400	8,338,944
		38,966,072
Consumer Durables & Apparel—4.0%
Christian Dior	550,000	34,547,975
SONY, ADR	96,600	3,709,440
		38,257,415
Consumer Staples—4.1%
Wal-Mart Stores	315,022	17,956,254
Walgreen	625,000	21,550,000
		39,506,254
Diversified Financials—10.6%
American Express	342,850	16,782,507
Citigroup	603,284	29,011,928
Deutsche Bank	132,300	10,852,569
Eurazeo	316,123	21,676,080
J.P. Morgan Chase & Co.	299,100	11,246,160
UBS	173,000	12,295,195
		101,864,439
Energy—11.8%
BP, ADR	520,000	27,508,000
ChevronTexaco	180,400	16,506,600
Exxon Mobil	1,009,508	42,954,565
Total, ADR	280,158	25,808,155
		112,777,320
Food, Beverage & Tobacco—18.3%
Altria Group	900,200	49,853,076
Anheuser-Busch Cos.	25,000	1,281,000
Coca-Cola	458,100	23,166,117

6

Common Stocks (continued)	Shares	Value ($)

Food, Beverage & Tobacco (continued)
Diageo, ADR	403,500	21,990,750
Groupe Danone, ADR	634,700	21,325,920
LVMH Moet Hennessy Louis Vuitton	220,175	15,519,365
Nestle, ADR	450,600	28,570,856
PepsiCo	241,675	13,168,871
		174,875,955
Health Care—17.1%
Abbott Laboratories	300,300	13,219,206
Eli Lilly & Co.	213,700	15,773,197
Johnson & Johnson	498,525	26,935,306
Medco Health Solutions	51,204	1,812,622
Merck & Co.	310,582	14,597,354
Novartis, ADR	150,000	6,720,000
Pfizer	1,358,754	48,589,043
Roche, ADR	339,200	35,608,799
		163,255,527
Hotels, Restaurants & Leisure—.8%
McDonald’s	284,800	7,755,104
Household & Personal Products—5.4%
Estee Lauder Cos., Cl. A	47,500	2,171,225
L’Oreal, ADR	1,850,000	28,732,813
Procter & Gamble	199,400	21,086,550
		51,990,588
Insurance—5.1%
American International Group	28,000	2,006,200
Assicurazioni Generali	601,900	15,873,608
Berkshire Hathaway, Cl. A	95 [a]	8,872,050
Marsh & McLennan Cos.	387,600	17,480,760
Zurich Financial Services	31,500	4,980,333
		49,212,951
Media—4.5%
McGraw-Hill Cos.	259,900	20,495,714
Pearson	1,106,944	12,916,534
Time Warner	395,215 [a]	6,647,516
Viacom, Cl. B	81,227	3,139,424
		43,199,188

	The Fund

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)			Shares	Value ($)

Retail—.0%
Home Depot			4,505	158,531
Technology—9.3%
Intel			2,000,941	51,484,212
International Business Machines			126,625	11,164,526
Microsoft			1,025,600	26,634,832
				89,283,570
Transportation—.6%
United Parcel Service, Cl. B			80,000	5,612,000
Total Common Stocks
(cost $	726,092,992)			937,306,689

Preferred Stocks—2.2%

Media;
News Corporation, ADR
(cost $	13,417,134)		627,200	21,168,000

Total Investments (cost $		739,510,126)	100.1%	958,474,689
Liabilities, Less Cash and Receivables			(.1%)	(1,083,807)
Net Assets			100.0%	957,390,882

a Non-income producing.

See notes to financial statement

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments			739,510,126		958,474,689
Dividends receivable					2,223,687
Receivable for investment securities sold					1,496,183
Receivable for shares of Common Stock subscribed					116,640
Prepaid expenses					94,118
					962,405,317

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)					1,272,169
Cash overdraft due to Custodian					108,804
Bank Loan payable—Note 2					2,000,000
Payable for shares of Common Stock redeemed					1,252,269
Accrued expenses					381,193
					5,014,435

Net Assets ( $)					957,390,882

Composition of Net Assets ($):
Paid-in capital					889,923,157
Accumulated distributions in excess of investment income—net					(6,605,358)
Accumulated net realized gain (loss) on investments					(144,887,653)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions					218,960,736

Net Assets ( $)					957,390,882

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	444,501,574	396,286,233	108,835,747	3,738,179	4,029,149
Shares Outstanding	13,906,853	13,106,509	3,629,894	116,069	127,367

Net Asset Value
Per Share ( $)	31.96	30.24	29.98	32.21	31.63

See notes to financial statements.

The Fund

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2004 (Unaudited)

Investment Income ( $):
Income:
Cash dividends (net of $138,414 foreign taxes withheld at source):	8,702,340
Unaffilliated issuers	8,699,163
Affiliated issuers	3,177
Total Income	8,702,340
Expenses:
Investment advisory fee—Note 3(a)	3,666,950
Shareholder servicing costs—Note 3(c)	2,239,622
Distribution fees—Note 3(b)	2,027,403
Custodian fees	84,295
Prospectus and shareholders’ reports	62,432
Registration fees	52,317
Professional fees	28,288
Directors’ fees and expenses—Note 3(d)	14,602
Loan commitment fees—Note 2	6,535
Interest expense—Note 2	4,991
Miscellaneous	19,413
Total Expenses	8,206,848
Investment Income—Net	495,492

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,998,542)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	83,241,836
Net Realized and Unrealized Gain (Loss) on Investments	80,243,294
Net Increase in Net Assets Resulting from Operations	80,738,786

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2004		Year Ended
	(Unaudited)		October 31, 2003

Operations ($):
Investment income—net	495,492		2,825,614
Net realized gain (loss) on investments	(2,998,542)		(28,233,277)
Net unrealized appreciation
(depreciation) on investments	83,241,836		155,757,617
Net Increase (Decrease) in Net Assets
Resulting from Operations	80,738,786		130,349,954

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(5,283,992)		—
Class B shares	(2,204,801)		—
Class C shares	(722,946)		—
Class R shares	(47,144)		—
Class T shares	(40,006)		—
Total Dividends	(8,298,889)		—

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	70,395,473		404,340,914
Class B shares	10,707,946		16,866,319
Class C shares	4,429,338		7,629,695
Class R shares	2,034,202		5,081,127
Class T shares	515,399		3,928,024
Dividends reinvested:
Class A shares	4,505,358		—
Class B shares	1,730,761		—
Class C shares	438,382		—
Class R shares	46,763		—
Class T shares	39,262		—
Cost of shares redeemed:
Class A shares	(50,202,422)		(388,101,708)
Class B shares	(82,367,682)		(155,427,794)
Class C shares	(15,601,040)		(28,149,055)
Class R shares	(1,842,903)		(5,370,598)
Class T shares	(189,590)		(3,574,855)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(55,360,753)		(142,777,931)
Total Increase (Decrease) in Net Assets	17,079,144		(12,427,977)

Net Assets ($):
Beginning of Period	940,311,738		952,739,715
End of Period	957,390,882		940,311,738
Undistributed (distribution in excess of )
investment income—net	(6,605,358)		1,198,039
		The Fund	11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2004	Year Ended
	(Unaudited)	October 31, 2003

Capital Share Transactions:
Class Aa
Shares sold	2,210,769	15,538,884
Shares issued for dividends reinvested	147,717	—
Shares redeemed	(1,578,373)	(14,939,231)
Net Increase (Decrease) in Shares Outstanding	780,113	599,653

Class Ba
Shares sold	356,577	670,615
Shares issued for dividends reinvested	59,784	—
Shares redeemed	(2,736,923)	(6,207,248)
Net Increase (Decrease) in Shares Outstanding	(2,320,562)	(5,536,633)

Class C
Shares sold	148,814	305,860
Shares issued for dividends reinvested	15,275	—
Shares redeemed	(523,352)	(1,140,897)
Net Increase (Decrease) in Shares Outstanding	(359,263)	(835,037)

Class R
Shares sold	62,074	190,918
Shares issued for dividends reinvested	1,523	—
Shares redeemed	(56,265)	(198,902)
Net Increase (Decrease) in Shares Outstanding	7,332	(7,984)

Class T
Shares sold	16,358	142,880
Shares issued for dividends reinvested	1,297	—
Shares redeemed	(6,003)	(130,471)
Net Increase (Decrease) in Shares Outstanding	11,652	12,409
a During the period ended April 30, 2004, 1,228,192 Class B shares representing $36,988,978 were automatically converted to 1,161,826 Class A shares and during the period ended October 31, 2003, 2,686,258 Class B shares representing $67,652,188 were automatically converted to 2,542,208 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal peri-
ods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.
	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class A Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	29.73	25.60	28.84	37.88	35.32	29.95
Investment Operations:
Investment income—net[a]	.09	.21	.10	.10	.10	.09
Net realized and unrealized
gain (loss) on investments	2.54	3.92	(3.34)	(9.14)	2.57	5.49
Total from Investment Operations	2.63	4.13	(3.24)	(9.04)	2.67	5.58
Distributions:
Dividends from investment
income—net	(.40)	—	—	—	—	(.10)
Dividends from net realized
gain on investments	—	—	—	—	(.11)	(.11)
Total Distributions	(.40)	—	—	—	(.11)	(.21)
Net asset value, end of period	31.96	29.73	25.60	28.84	37.88	35.32

Total Return (%)[b]	8.89[c]	16.13	(11.24)	(23.86)	7.58	18.70

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	.61[c]	1.27	1.32	1.15	1.16	1.18
Ratio of net investment income
to average net assets	.28[c]	.79	.34	.30	.25	.27
Portfolio Turnover Rate	—	1.08	1.58	7.26	7.10	2.42

Net Assets, end of period
($ x 1,000)	444,502	390,243	320,717	404,329	496,781	440,513

a Based on average shares outstanding at each month end.

b	Exclusive of sales charge.
c	Not annualized.

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class B Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	28.03	24.33	27.59	36.50	34.29	29.20
Investment Operations:
Investment income (loss)—net[a]	(.04)	.00[b]	(.11)	(.15)	(.19)	(.15)
Net realized and unrealized
gain (loss) on investments	2.40	3.70	(3.15)	(8.76)	2.51	5.35
Total from Investment Operations	2.36	3.70	(3.26)	(8.91)	2.32	5.20
Distributions:
Dividends from investment
income—net	(.15)	—	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	—	(.11)	(.11)
Total Distributions	(.15)	—	—	—	(.11)	(.11)
Net asset value, end of period	30.24	28.03	24.33	27.59	36.50	34.29

Total Return (%)[c]	8.44[d]	15.21	(11.82)	(24.41)	6.76	17.87

Ratios/Supplemental Data (%):
Ratio of expenses to
average net assets	1.02[d]	2.05	2.03	1.92	1.92	1.92
Ratio of net investment income
(loss) to average net assets	(.14)[d]	.02	(.39)	(.46)	(.51)	(.46)
Portfolio Turnover Rate	—	1.08	1.58	7.26	7.10	2.42

Net Assets, end of period
($ x 1,000)	396,286	432,448	509,980	711,8931,020,578		937,195

a Based on average shares outstanding at each month end.

b	Amount represents less than $.01.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2004			Year Ended October 31,

Class C Shares	(Unaudited)		2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	27.82		24.13	27.36	36.19	33.99	28.95
Investment Operations:
Investment income (loss)—net[a]	(.03)		.01	(.10)	(.13)	(.18)	(.14)
Net realized and unrealized
gain (loss) on investments	2.37		3.68	(3.13)	(8.70)	2.49	5.30
Total from Investment Operations	2.34		3.69	(3.23)	(8.83)	2.31	5.16
Distributions:
Dividends from
investment income—net	(.18)		—	—	—	—	(.01)
Dividends from net realized
gain on investments	—		—	—	—	(.11)	(.11)
Total Distributions	(.18)		—	—	—	(.11)	(.12)
Net asset value, end of period	29.98		27.82	24.13	27.36	36.19	33.99

Total Return (%)[b]	8.50[c]		15.25	(11.80)	(24.40)	6.79	17.87

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	1.00[c]		2.02	2.01	1.89	1.90	1.90
Ratio of net investment income
(loss) to average net assets	(.11)	[c]	.04	(.37)	(.42)	(.49)	(.44)
Portfolio Turnover Rate	—		1.08	1.58	7.26	7.10	2.42

Net Assets, end of period
($ x 1,000)	108,836	110,960		116,415	160,220	223,671	196,832

a Based on average shares outstanding at each month end.

b	Exclusive of sales charge.
c	Not annualized.

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class R Shares	(Unaudited)	2003	2002	2001	2000	1999

Per Share Data ($):
Net asset value,
beginning of period	29.95	25.75	28.88	37.81	35.14	29.77
Investment Operations:
Investment income—net[a]	.12	.29	.24	.20	.21	.12
Net realized and unrealized
gain (loss) on investments	2.57	3.91	(3.37)	(9.13)	2.57	5.52
Total from Investment Operations	2.69	4.20	(3.13)	(8.93)	2.78	5.64
Distributions:
Dividends from
investment income—net	(.43)	—	—	—	—	(.16)
Dividends from net realized
gain on investments	—	—	—	—	(.11)	(.11)
Total Distributions	(.43)	—	—	—	(.11)	(.27)
Net asset value, end of period	32.21	29.95	25.75	28.88	37.81	35.14

Total Return (%)	9.04[b]	16.31	(10.84)	(23.62)	7.94	19.03

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.51[b]	.96	.93	.85	.86	.93
Ratio of net investment income
to average net assets	.38[b]	1.10	.82	.61	.55	.35
Portfolio Turnover Rate	—	1.08	1.58	7.26	7.10	2.42

Net Assets, end of period
($ x 1,000)	3,738	3,257	3,005	6,736	8,844	8,948
a	Based on average shares outstanding at each month end.
b	Not annualized.

See notes to financial statements.

	Six Months Ended
	April 30, 2004		Year Ended October 31,

Class T Shares	(Unaudited)	2003	2002	2001	2000	1999[a]

Per Share Data ($):
Net asset value,
beginning of period	29.41	25.39	28.63	37.70	35.30	33.49
Investment Operations:
Investment income (loss)—net[b]	.05	.13	.06	.02	(.07)	(.02)
Net realized and unrealized
gain (loss) on investments	2.51	3.89	(3.30)	(9.09)	2.58	1.83
Total from Investment Operations	2.56	4.02	(3.24)	(9.07)	2.51	1.81
Distributions:
Dividends from
investment income—net	(.34)	—	—	—	—	—
Dividends from net realized
gain on investments	—	—	—	—	(.11)	—
Total Distributions	(.34)	—	—	—	(.11)	—
Net asset value, end of period	31.63	29.41	25.39	28.63	37.70	35.30

Total Return (%)[c]	8.75[d]	15.83	(11.32)	(24.06)	7.26	5.29[d]

Ratios/Supplemental Data (%):
Ratio of expenses
to average net assets	.74[d]	1.50	1.50	1.42	1.52	.13[d]
Ratio of net investment income
(loss) to average net assets	.15[d]	.51	.20	.05	(.20)	(.06)[d]
Portfolio Turnover Rate	—	1.08	1.58	7.26	7.10	2.42

Net Assets, end of period
($ x 1,000)	4,029	3,403	2,623	2,886	2,550	1

a From September 30, 1999 (commencement of initial offering) to October 31, 1999.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.

See notes to financial statements.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital.The Dreyfus Corporation (“Dreyfus”) serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim”) serves as the fund’s sub-investment adviser Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit and includes such credits in income.

(d) Affiliated issuers: Issuers in which the fund held investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $141,889,111 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $19,175,924 of the carryover expires in fiscal 2008, $20,020,619 expires in fiscal 2009, $74,142,382 expires in fiscal 2010 and $28,550,186 expires in fiscal 2011.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2004, was approximately $332,400, with a related weighted average annualized interest rate of 1.50%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $599,714, Rule 12b-1 distribution fees $317,606, shareholder services plan fees $199,140, and transfer agency per account fees $155,709.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

Annual Fee as a Percentage of
Total Net Assets		Average Daily Net Assets
0 to $25 million		11 of 1%
$25 million up to $75 million		18 of 1%
$75 million up to $200 million		22 of 1%
$200 million up to	$300 million .	.26 of 1%
In excess of $	300 million	275 of 1%

During the period ended April 30, 2004, the Distributor retained $44,555 and $1,398 from commissions earned on sales of the fund’s Class A and Class T shares, respectively, and $443,873 and $3,104 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2004, Class B, Class C and Class T shares were charged $1,599,072, $423,538 and $4,793, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B, Class C and Class T shares were charged $538,787, $533,024, $141,180 and $4,793, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $524,299, pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds as shown in the fund’s Statement of Investments. Management fees are not charged to these money market mutual funds.The fund derived $3,177 in income from these investments, which is included in dividend income in the fund’s Statement of Operations.

NOTE 4—Securities Transactions:

The aggregate amount of sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $62,257,595.

The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At April 30, 2004, accumulated net unrealized appreciation on investments was $218,964,563, consisting of $264,664,844 gross unrealized appreciation and $45,700,281 gross unrealized depreciation.

At April 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

For More Information

Dreyfus Premier
Worldwide Growth Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston,TX 77010

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144
A description of the policies
and procedures that the fund
uses to determine how to
vote proxies relating to
portfolio securities is
available, without charge,
by calling the telephone
number listed above, or by
visiting the SEC’s website at
http://www.sec.gov

© 2004 Dreyfus Service Corporation

0070SA0404

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not Applicable.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.

Item 6.	[Reserved]

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

SSL-DOCS2 70134233v1

Item 11. Exhibits.

(a)(1) not applicable

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SSL-DOCS2 70134233v1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70134233v1